SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 29, 1999

                 DATE OF EARLIEST EVENT REPORTED: JUNE 15, 1999

                         COMMISSION FILE NUMBER 0-28840


                                 IMRGLOBAL CORP.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                                          59-2911475
-------------------------------                        -------------------
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                         Identification No.)


                           26750 U.S. HIGHWAY 19 NORTH
                                    SUITE 500
                            CLEARWATER, FLORIDA 33761
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                  (727)797-7080
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to an agreement signed June 15, 1999, IMRglobal Corp. ("IMRglobal") acquired all of the outstanding shares of Orion Consulting, Inc. ("Orion") through an exchange in which IMRglobal issued 3,028,414 shares of its common stock to the shareholders of Orion. The transaction will be accounted for as a pooling of interests pursuant to the provisions of APB No. 16, "Business Combinations".

          Orion is a privately held full service management-consulting firm headquartered in Cleveland, Ohio with offices nationwide. Orion provides strategic, management, operational and technical consulting services to the healthcare industry in the government, non-profit and private sector markets.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Orion Consulting, Inc.

              Not required.

          (b) Pro Forma Financial Information.

              Not required.

          (c) Exhibits:

          NUMBER           DESCRIPTION
          ------           -----------

          2.1 Agreement and Plan of Merger - Acquisition of Orion Consulting, Inc. dated June 15, 1999 for the acquisition of Orion between IMRglobal Corp. (Buyer) and Orion Consulting, Inc. (Seller).


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMRGLOBAL CORP.

Date    JUNE 29, 1999               /s/ SATISH K. SANAN
        -------------               -----------------------
                                    Satish K. Sanan
                                    Chief Executive Officer

Date    JUNE 29, 1999               /s/ ROBERT M. MOLSICK
        -------------               -----------------------
                                    Robert M. Molsick
                                    Chief Financial Officer


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